D. Russell Morgan CHIEF COMPLIANCE OFFICER – SEPARATE ACCOUNTS	Legal Department TEL: 802 229-3113 • FAX: 802 229-3743 Email: rmorgan@nationallife.com

October 2, 2009
Via Electronic Filing

Securities and Exchange Commission Division of Investment Management Office of Insurance Products 100 F Street, NE Washington, DC 20549

RE: Vermont Variable Life Insurance, File No. 811-04896

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), National Life
Insurance Company, on behalf of Vermont Variable Life Insurance, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the period ending June 30,
2009 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

These semi-annual reports, listed below, were filed with the Commission via EDGAR on the dates indicated
below and are incorporated herein by reference.

Underlying Management Investment Company	CIK Number	Date(s) Filed
Variable Insurance Products Fund	0000356494
Fidelity Variable Insurance Products: Growth Portfolio		August 21, 2009
Fidelity Variable Insurance Products: Overseas Portfolio		August 21, 2009
Fidelity Variable Insurance Products: Equity-Income Portfolio		August 21, 2009
Fidelity Variable Insurance Products: High Income Portfolio		September 1, 2009
Variable Insurance Products Fund V	0000823535
Fidelity Variable Insurance Products: Investment Grade Bond Portfolio		September 2, 2009
Variable Insurance Products Fund V: Asset Manager Growth Portfolio		August 31, 2009
Variable Insurance Products Fund V: Money Market Portfolio		August 27, 2009
Variable Insurance Products Fund II	0000831016
Fidelity Variable Insurance Products: Contrafund Portfolio		August 21, 2009
Fidelity Variable Insurance Products: Index 500 Portfolio		August 21, 2009

We have included with this filing the form(s) of cover letter sent to contract owners. Not every underlying fund is in every contract. The actual letter sent to each contract owner included references only to the semi-annual reports of the management investment companies reflective of the contract owner’s subaccount allocation as of
June 30, 2009.

Very Truly Yours,

/s/ D. Russell Morgan

D. Russell Morgan
Chief Compliance Officer – Separate Accounts

ONE NATIONAL LIFE DRIVE
MONTPELIER, VERMONT 05604

CUSTOMER SERVICES
TEL: 800 732-8939 • FAX: 802 229-7234
WWW.NATIONALLIFE.COM

Sample Letter

August __, 2009

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NAME
STREET
CITY STATE ZIP

Re: Policy Number XXXXXXXXXXXX

Dear Variable Product Policyholder:

In an effort to expedite the delivery of important financial information to you – and to minimize the creation of paper documents –National Life now offers two environmentally friendly alternatives:

  Prospectus on CD: If you would prefer to receive your prospectuses and annual and semiannual reports on a CD, simply complete the enclosed postage paid consent card and return it to us. From that point forward, we’ll mail you a CD that contains those materials.
  E-documents: Our electronic delivery system will allow you to receive the compliance materials (prospectuses and the annual and semiannual reports of the underlying funds) you receive by mail. Please visit our web site at www.nationallife.com to register.

Enclosed are the June 30, 2009 semi-annual reports for the underlying funds of your policy, along with the sticker updates to your current prospectus. Should you have any questions, please do not hesitate to contact your local national Life representative or this office.

46244	Fidelity Variable Insurance Products: Contrafund Portfolio
46240	Fidelity Variable Insurance Products: Equity-Income Portfolio
46241	Fidelity Variable Insurance Products: Growth Portfolio
46245	Fidelity Variable Insurance Products: Index 500 Portfolio
46246	Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
46247	Fidelity Variable Insurance Products: Money Market Portfolio
46243	Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
46242	Fidelity Variable Insurance Products: High Income Portfolio
46248	Fidelity Variable Insurance Products: Overseas Portfolio

NATIONAL LIFE VARIABLE CONTRACTS DISTRIBUTED BY EQUITY SERVICES, INC.
BROKER-DEALER AFFILIATE OF NATIONAL LIFE INSURANCE COMPANY • ONE NATIONAL LIFE DRIVE • MONTPELIER, VERMONT 05604
NATIONAL LIFE GROUP IS A TRADE NAME OF NATIONAL LIFE INSURANCE COMPANY AND ITS AFFILIATES